                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 9, 2001

                              MAYTAG CORPORATION
            (Exact name of Registrant as Specified in Its Charter)

          Delaware                           1-655                             42-0401785
(State or Other Jurisdiction        (Commission File Number)       (IRS Employer Identification No.)
     of Incorporation)


403 West Fourth Street North, Newton, Iowa                  50208
 (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (641) 792-7000


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Exhibits.
         --------

(c)  Exhibits:
     ---------

  In accordance with the provisions of Item 601 of Regulation S-K, attached as exhibits 1.1, 4.1 and 4.2 respectively, are the following which are each incorporated by reference herein:

1.1 Underwriting Agreement dated as of August 2, 2001 among the Registrant and the Underwriters named therein, relating to the Registrant's 7.875% Public Income NotES due 2031;

4.1 Eighth Supplemental Indenture dated as of August 8, 2001 between the Registrant and Bank One, National Association, formerly known as The First National Bank of Chicago, relating to the Registrant's 7.875% Public Income NotES due 2031; and

4.2  Form of Note relating to the Registrant's 7.875% Public Income NotES due
     2031.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAYTAG CORPORATION



                                    By: /s/ Steven J. Klyn
                                        ------------------
                                        Steven J. Klyn
                                        Vice President and Treasurer
Date:  August 9, 2001
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                                 EXHIBIT INDEX

           The following exhibits are filed herewith as noted below.

Exhibit
 No.    Description
 ---    -----------

1.1 Underwriting Agreement dated as of August 2, 2001 among the Registrant and the Underwriters named therein, relating to the Registrant's 7.875% Public Income NotES due 2031.

4.1 Eighth Supplemental Indenture dated as of August 8, 2001 between the Registrant and Bank One, National Association, formerly known as The First National Bank of Chicago, relating to the Registrant's 7.875% Public Income NotES due 2031.

4.2     Form of Note relating to the Registrant's 7.875% Public Income NotES due
        2031.